3. SIGNIFICANT ACCOUNTING POLICIES: Earnings or Loss per Share (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Earnings or Loss per Share

Earnings or Loss per Share

Basic earnings or loss per share are computed by dividing the net earnings or loss available to common shareholders by the weighted average number of shares outstanding during the reporting period. Diluted earnings or loss per share are computed similarly to basic earnings or loss per share except that the weighted average share outstanding is increased to include additional shares for the assumed exercise of stock options and warrants, if dilutive. The number of additional shares is calculated by assuming that outstanding stock options and warrants were exercised and that the proceeds from such exercises were used to acquire common stock at the average market price during the reporting periods.